EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the quarterly report of IONA Technologies PLC (the “Company”) on Form 10-Q for the period ended June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Peter M. Zotto, Chief Executive Officer of the Company, and Christopher M. Mirabile, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Peter M. Zotto
Peter M. Zotto
Chief Executive Officer (Principal Executive Officer)
August 11, 2008

/s/ Christopher M. Mirabile
Christopher M. Mirabile
Chief Financial Officer (Principal Financial Officer)
August 11, 2008